CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

AMENDMENT NO. 1 TO LICENSE, SUPPLY, AND DISTRIBUTION AGREEMENT (EUROPE)
This Amendment No. 1 to License, Supply, and Distribution Agreement (this “Amendment”) is entered into as of August 3, 2026 (the “Amendment Effective Date”), by and between Symatese Aesthetics SAS, a French société par actions simplifiée (“Symatese”), and Evolus Pharma B.V., a Netherlands besloten vennootschap (“Evolus”).
Capitalized terms used but not defined in this Amendment have the meanings given to them in the Agreement.
RECITALS
WHEREAS, the Parties entered into that certain License, Supply, and Distribution Agreement (Europe), effective as of December 20, 2023 (the “Agreement”);
WHEREAS, concurrently with this Amendment, the Parties are [***];
WHEREAS, the Parties desire to amend the Agreement to add Canada, Australia and New Zealand to the Territory on the terms set forth in this Amendment.
NOW, THEREFORE, the Parties agree as follows:
1.AMENDMENTS
1.1.Amendment to Section 1.46 (Definition of Territory). Section 1.46 of the Agreement is hereby deleted in its entirety and replaced with the following:
“Territory” means ANZ, Canada and Europe.
“ANZ” means Australia and New Zealand. “Australia” means the Commonwealth of Australia, including its territories, and possessions. “New Zealand” means the country of New Zealand, including its territories, and possessions.
“Canada” means the country of Canada and any province or territory thereof.
“Europe” means the current geographic area covered by the following countries and territories located on the European continent and their territories and possessions: Albania, Andorra, Armenia, Austria, Azerbaijan, Belarus, Belgium, Bosnia-Herzegovina, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Georgia, Germany, Greece, Hungary, Iceland, Ireland, Italy, Kosovo, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Moldova, Monaco, Montenegro, Netherlands, North Macedonia, Norway, Poland, Portugal, Romania, Russia, San Marino, Serbia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, Ukraine, United Kingdom, and Vatican City.
Each of Europe, Canada and ANZ is referred to individually as a “Sub-Territory” and collectively as the “Sub-Territories.”
2.Sub-Territory-Specific Commercial Terms; Conforming Amendments
2.1.Sub-Territory Terms, Amendments. With respect to each Sub-Territory, Exhibit 1 sets forth the applicable Minimum Purchase Requirements, Prices for Products and Samples, fixed royalty rates based on Net Sales Evolus, and additional milestone payments.
2.2.Products in Canada and ANZ. In consideration of the Signing Payments and Registration Payments set forth in Sections B.2 and C.2 of Exhibit 1, the Products applicable to Canada and ANZ shall include Form (f/k/a Lift), Smooth, Sculpt, Lips and [***]. Such payments constitute consideration solely for the rights granted in Canada and ANZ, respectively, and no portion of such payments constitutes consideration for any rights in Europe.
2.3.Conforming Amendments. The following sections are hereby amended, supplemented and conformed to the extent necessary to give effect to the terms of this Amendment (including Exhibit 1): Sections 3.1, 3.4, 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 5.1, 5.2, 7.1, 14.1 and 14.2(c) of the Agreement.
2.4.[***]. Evolus shall use Commercially Reasonable Efforts to [***].

2.5.Conflict. In the event of any conflict between this Amendment (including Exhibit 1) and the Agreement, this Amendment shall prevail with respect to the subject matter of this Amendment.
3.Development and Regulatory Costs for ANZ and Canada
3.1.Symatese Development Responsibility. Notwithstanding Sections 5.1, 7.1 or any other provision of the Agreement to the contrary, with respect to (a) the Products in Canada and (b) the Products in ANZ, Symatese shall, at its sole expense, be responsible for the Development for use in the Field, including the performance of Clinical Studies, Product testing, and the conduct of regulatory activities required to obtain and maintain all Regulatory Approvals necessary for all activities and uses of the applicable Products in the applicable Sub-Territories for the Field. All Development Activities shall be conducted in compliance with all Applicable Laws, including cGMP, GCP and GLP.
3.1.1.Costs of Certain Requested Changes. Notwithstanding the foregoing, if Evolus requests a change to the Products (including changes to Specifications, components, packaging, the injection device, syringe or needle) beyond what is included in the Governmental Approval, then the parties will [***]. Symatese retains final decision-making authority over Development and the implementation of changes, provided that Symatese shall consider in good faith any change reasonably requested by Evolus for commercial viability.
3.2.Evolus Cooperation. Evolus shall reasonably cooperate with Symatese in connection with the activities described in Section 3.1 of this Amendment to the extent required by Applicable Law or by the applicable Governmental Authority, provided that such cooperation shall not require Evolus to incur any material cost unless otherwise agreed in writing.
3.3.Local Sponsor Role. If Evolus or any of its Affiliates acts as local sponsor, establishment license holder or similar local regulatory representative in Canada or ANZ, then: [***].
4.Amendment of Quality and Regulatory Agreement. Within [***] of the Amendment Effective Date, the Parties will amend the Quality and Regulatory Agreement between the parties to effectuate the terms of this Amendment.
5.Exhibits, No Other Amendments. Exhibit 1 is hereby incorporated into and forms part of the Agreement. Except as modified by this Amendment (including Exhibits), the Agreement remains in full force and effect.
6.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument. Electronic signatures shall be valid and binding
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

SYMATESE	EVOLUS
SYMATESE AESTHETICS S.A.S.	EVOLUS PHARMA B.V. By its sole shareholder, Evolus, Inc.
/s/ Jean-Paul Gérardin	/s/ David Moatazedi
By: Jean-Paul Gérardin	By: David Moatazedi
Title: CEO	Title: CEO, Evolus, Inc.

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO LICENSE, SUPPLY, AND DISTRIBUTION AGREEMENT (EUROPE)]

EXHIBIT 1
SUB-TERRITORY TERMS:
A.EUROPE
The following terms shall apply to Europe:
A.1.    Prices and Royalties. No changes are made to the existing Price for Products or Samples or royalties for Europe. [***].
A.2.    Europe Minimum Purchase Requirements. The Minimum Purchase Requirements table set forth in Section 3.1(a) of the Agreement is hereby deleted and replaced with the table below.

Contract Year	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10 through expiration of the Term
Actual Year	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Non-Binding Target Purchases	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Minimum Purchase Requirements	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Market Share in Europe	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
All other terms of Section 3.1 of the Agreement, including Sections 3.1(b), 3.1(c) and 3.1(d) and the aggregation and deemed-satisfaction provisions, shall continue to apply to Europe, as modified by this Amendment.
B.CANADA
The following terms shall apply to Canada:
B.1    Canada Product and Sample Prices; Net Sales Royalty

Sub-Territory	Product Price per Unit	Sample Price per Unit	Net Sales Royalty [***]	Net Sales Royalty [***]
Canada	[***]	[***]	[***]	[***]
B.2    Canada Milestone Payments

Sub-Territory	Signing Payment	Registration Payment	Total
Canada	[***]	[***]	[***]
The Signing Payment for the license of all Products in Canada shall be payable within [***] of the execution of this Amendment.
The Registration Payment shall be payable within [***] after Regulatory Approval in Canada subject to the pro-rata adjustment in accordance with Section VIII of “Common Terms Applicable to Sub-Territories” below.
B.3    Canada Sub-Territory Minimum Purchase Requirements

Contract Year	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10 through expiration of the Term
Minimum Purchase Requirement Product (per Unit)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Market Share in Canada	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
The Minimum Purchase Requirements for Canada shall [***].
C.ANZ
The following terms shall apply to ANZ:
C.1    ANZ Product and Sample Prices; Net Sales Royalty

Sub-Territory	Product Price per Unit	Sample Price per Unit	Net Sales Royalty [***]	Net Sales Royalty [***]
ANZ	[***]	[***]	[***]	[***]
C.2    ANZ Milestone Payments

Sub-Territory	Signing Payment	Registration Payment	Total
ANZ	[***]	[***]	[***]
The Signing Payment for ANZ shall be payable within [***] of the execution of this Amendment.
The Registration Payment shall be payable within [***] after Regulatory Approval in Australia (and not based on Regulatory Approval in New Zealand) subject to the pro-rata adjustment in accordance with Section VIII of “Common Terms Applicable to Sub-Territories” below.
C.3    ANZ Sub-Territory Minimum Purchase Requirements

Contract Year	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10 through expiration of the Term
Minimum Purchase Requirement Product (per Unit)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Market Share in ANZ	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
The Minimum Purchase Requirements and first Contract Year for the ANZ Sub-Territory shall [***].

COMMON TERMS APPLICABLE TO SUB-TERRITORIES
I.ANZ/Canada Payment Terms: With respect to Product and Sample purchases in Canada and ANZ, the payment terms of Section 4.3 of the Agreement shall govern (including [***]). Net Sales Royalties for ANZ and Canada shall be [***].
II.Maximum Sample Purchases. The provisions of Section 3.4 of the Agreement shall apply to the proportion of Samples that may be purchased on a Sub-Territory by Sub-Territory basis.
III.[***] Adjustment of Minimum Purchase Requirements. [***].
IV.Contract Year for Canada and ANZ. [***].
V.Term for Canada and ANZ. With respect to Canada and ANZ, the Initial Term shall be measured separately for each such Sub-Territory and shall expire on the fifteen (15)-year anniversary of the first Regulatory Approval for any Product in such Sub-Territory, subject to automatic renewal for successive five (5)-year terms in accordance with Section 14.1 of the Agreement.
VI.Sub-Territory Specific Minimum Purchase Requirements; Purchase Aggregation. Any failure to satisfy a Minimum Purchase Requirement in one Sub-Territory shall apply only to such Sub-Territory and shall not affect Evolus’ rights in any other Sub-Territory. Section 3.1(d) of the Agreement is amended in part such that, Evolus shall be deemed to have satisfied the Minimum Purchase Requirement for a Sub-Territory for a Contract Year if either: [***].
VII.Use of Trademarks. Evolus shall use the Estyme® brand and the other Trademarks to Commercialize the Products in each Sub-Territory in accordance with the Agreement.
VIII.Registration Payment and Pro Rata Adjustment. The Registration Payments above shall be payable in pro rata installments, with each Product [***] representing [***] of the total Registration Payment in each Sub-Territory. Each installment shall be payable on the terms set forth for each Sub-Territory after Regulatory Approval has occurred for the applicable named Product(s). Any remaining balance shall become due after Regulatory Approval of each of the subsequent named Products.
IX.Commercialization Plan and First Commercial Sale. At least [***] prior to the anticipated First Commercial Sale of the first Product in a Sub-Territory, Evolus shall prepare and communicate to Symatese a commercialization plan for such Sub-Territory. Evolus shall use Commercially Reasonable Efforts to achieve First Commercial Sale of [***] in a Sub-Territory within [***] satisfying all conditions for First Commercial Sale in such Sub-Territory. Evolus shall have the right to [***].